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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         AUTOBOND ACCEPTANCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   TEXAS                                                 75-2487218
---------------------------------------                    -----------------------------------
(State of incorporation or organization)                   (I.R.S. Employer Identification No.)

301 CONGRESS AVENUE
AUSTIN, TEXAS                                                            78701
---------------------------------------                    ----------------------------------
(Address of principal executive offices)                                (Zip Code)

If this Form relates to the registration of a class        If this Form relates to the registration of a class
of debt securities and is effective upon filing            of debt securities and is to become effective
pursuant to General Instruction A(c)(1) please             simultaneously with the effectiveness of a
check the following box [ ]                                concurrent registration statement under the
                                                           Securities Act of 1933 pursuant to General
                                                           Instruction A(c)(2) please check the following
                                                           box [ ]

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Securities to be registered pursuant to Section 12(b) of the Act:

                             Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, no par value, of Registrant
                    -----------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        AutoBond Acceptance Corporation (the "Company") will offer up to
1,000,000 (excluding the over-allotment option) shares of the Company's common stock, no par value (the "Common Stock") pursuant to a Registration Statement on Form S-1 (No. 333-05359) under the Securities Act of 1933, as filed with the Securities and Exchange Commission on June 6, 1996 (as amended, the
"Registration Statement"). A description of the Common Stock meeting the Requirements of this item appears under the heading "DESCRIPTION OF CAPITAL
STOCK" of the Prospectus in the Registration Statement and is incorporated herein by this reference.

ITEM 2. EXHIBITS

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
    Exhibit
    Number                    Description
    --------                  -----------
       1          Form of Common Stock Certificate     Filed herewith.

       2          Registrant's Restated Articles of    Incorporated herein by reference to
                  Incorporation                        Exhibit 3.1 to the Company's
                                                       Registration Statement on Form S-1
                                                       filed on June 6, 1996

       2          Registrant's Amended and Restated    Incorporated herein by reference to
                  By-Laws                              Exhibit 3.2 to the Company's
                                                       Registration Statement on Form S-1
                                                       filed on June 6, 1996


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                                Page 2 of 3 Pages


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       AUTOBOND ACCEPTANCE CORPORATION

                                       By:  /s/Adrian Katz
                                          -----------------
                                          Name:   Adrian Katz
                                          Title:  Vice Chairman and Chief
                                                  Operating Officer



Date: November 4, 1996

                                Page 3 of 3 Pages

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